UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 27, 2013

NEOGENOMICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-35756	74-2897368
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12701 Commonwealth Drive, Suite 9, Fort Myers, Florida	33913
(Address of principal executive offices)	(Zip Code)

(239) 768-0600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 27, 2013, NeoGenomics, Inc. (the “Company”), entered into a purchase agreement (the “Purchase Agreement”) with Craig-Hallum Capital Group LLC as the representative of several underwriters named therein (the “Underwriters”) and the Mary S. Dent Gifting Trust (the “Selling Stockholder”), pursuant to which the Company and Selling Stockholder agreed to sell, and the Underwriters agreed to purchase for resale to the public (the “Offering”), subject to the terms and conditions expressed therein, 2,850,000 shares and 300,000 shares, respectively, of common stock of the Company, par value $0.001 per share (the “Shares”) at a price to the public of $3.00 per Share. The Company will not receive any proceeds from the Shares sold by the Selling Stockholder. The Company expects the Offering to close on or about March 5, 2013, subject to the satisfaction of customary closing conditions. The Company has granted the Underwriters a 30-day option to purchase an additional 472,500 Shares from the Company to cover over-allotments, if any.

The Purchase Agreement provides that the Company and the Selling Stockholder will indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”), or to reimburse the Underwriters for payments that the Underwriters may be required to make because of such liabilities.

The Shares are being offered and sold pursuant to a prospectus supplement dated February 28, 2013 and an accompanying base prospectus dated February 12, 2013, pursuant to the Company’s existing shelf registration statement on Form S-3 (File No. 333-186067) that was declared effective by the Securities and Exchange Commission on February 12, 2013. The opinion of the Company’s counsel regarding the validity of the Shares to be issued by the Company is filed herewith as Exhibit 5.1.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the form of Purchase Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K, which is incorporated by reference herein.

Item 8.01.	Other Events.

On February 28, 2013, the Company issued a press release announcing the pricing of the Offering (the “Press Release”). A copy of the Press Release is attached hereto as Exhibit 99.1, and is incorporated by reference herein.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any state. Any offering will be made only through a prospectus supplement and accompanying prospectus.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

1.1	Form of Purchase Agreement.

5.1	Opinion of Burton, Bartlett & Glogovac.

23.1	Consent of Burton, Bartlett & Glogovac (included as part of Exhibit 5.1).

99.1	Press Release dated February 28, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 28, 2013

NEOGENOMICS, INC.

By:	/s/ George A. Cardoza
George A. Cardoza
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Form of Purchase Agreement.

5.1	Opinion of Burton, Bartlett & Glogovac

23.1	Consent of Burton, Barlett & Glogovac (included as part of Exhibit 5.1).

99.1	Press Release dated February 28, 2013.